UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  April 10, 2019 (April 5, 2019)

ACAMAR PARTNERS ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-38818	83-2456129
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1450 Brickell Avenue, Suite 2130

Miami, Florida 33131

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code:  (786) 264-6680

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 9, 2019, the board of directors (the “Board”) of Acamar Partners Acquisition Corp., a Delaware corporation (the “Company”), elected Kenneth Suslow as a Class I director of the Company. Mr. Suslow was appointed as Chairman of the Company’s Audit Committee and Compensation Committee, replacing Mr. Torres as a member of the Audit Committee and Mr. Solorzano as a member of the Compensation Committee. The Board has determined that Mr. Suslow qualifies as an independent director under rules of the Nasdaq Stock Market.

Kenneth Suslow, 48, is a Founding Managing Partner of Sandbridge Capital, LLC, a private equity firm focused on high-growth consumer and retail market leading brands, and has served as the Chairman of their Investment Committee since 2013. From 2012 to 2013, Mr. Suslow was Managing Director at The Strand Partners, LLC, a Los Angeles based family office vehicle, where he advised and invested in privately held consumer companies. Prior to that, Mr. Suslow was a Partner of Jeereddi Partners, LLC (2011-2012), where he managed consumer investments, a Senior Consumer Analyst at JMB Capital Partners, L.P. (2009-2011), and a Partner at Palmyra Captial Advisors LLC (2004-2009), where he managed the fund’s consumer sector coverage. Mr. Suslow is a lead director of Derek Lam International LLC, serves on the Board of Youth of the People, Inc., is a Board Advisor to Rossignol Apparel and is the former Chairman and current board advisor of Thom Browne, Inc. Mr. Suslow received a BA from Pomona College and an MBA from the Stanford Graduate School of Business. Mr. Suslow is well qualified to serve as a member the Board based on his extensive background and investment experience in the consumer and retail sectors.

No family relationships exist between Mr. Suslow and any other directors or executive officers of the Company. There are no arrangements between Mr. Suslow and any other person pursuant to which Mr. Suslow was nominated as a director of the Company. There are no transactions to which the Company is or was a participant and in which Mr. Suslow has a material interest subject to disclosure under Item 404(a) of Regulation S-K.

Item 8.01.	Other Events.

As previously reported on a Current Report on Form 8-K of Acamar Partners Acquisition Corp., on February 26, 2019, the Company consummated its initial public offering (“IPO”) of 30,000,000 units (the “Units”). Each Unit consists of one share of Class A common stock of the Company, par value $0.0001 per share (“ Class A Common Stock ”), and one-third of one redeemable warrant of the Company (“Warrant”), with each whole Warrant entitling the holder thereof to purchase one share of Class A Common Stock for $11.50 per share. The Units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $300,000,000. The Company had granted the underwriters in the IPO (the “Underwriters”) a 45-day option to purchase up to 4,500,000 additional Units (each an “Additional Unit”). On April 5, 2019, the Underwriters exercised the option in part and on April 9, 2019 purchased an aggregate of 557,322 Additional Units, which were sold at an offering price of $10.00 per Additional Unit, generating gross proceeds of $5,573,220.

As previously reported on a Current Report on Form 8-K of the Company, on February 26, 2019, simultaneously with the closing of the IPO, the Company completed the private sale of an aggregate of 6,000,000 warrants (“Private Placement Warrants”) to Acamar Partners Sponsor I LLC (the “Sponsor”) at a purchase price of $1.50 per Private Placement Warrant, generating gross proceeds to the Company of $9,000,000. On April 9, 2019, in connection with the sale of the Additional Units, the Company consummated a private sale of an additional 74,310 Private Placement Warrants to the Sponsor, generating gross proceeds of $111,465.

In addition, the 8,625,000 shares of Class B common stock of the Company (the “Founder Shares”) held by the Sponsor (prior to the exercise of the option to purchase Additional Units) included an aggregate of up to 1,125,000 Founder Shares subject to forfeiture by the Sponsor to the extent that the Underwriters’ option to purchase Additional Units was not fully exercised. Since the Underwriters exercised the option to purchase Additional Units in part, the Sponsor forfeited 985,670 Founder Shares on April 9, 2019. The Founder Shares forfeited by the Sponsor were cancelled by the Company.

A total of approximately $305,573,220, (or $10.00 per Unit) comprised of approximately $296,461,756 of the proceeds from the IPO (including the Additional Units) and $9,111,465 of the proceeds of the sale of the Private Placement Warrants, was placed in a U.S.-based trust account at J.P. Morgan Chase Bank, N.A., maintained by American Stock Transfer & Trust Company, LLC, acting as trustee.

An audited balance sheet as of February 26, 2019 reflecting receipt of the net proceeds from the IPO and the Private Placement on February 26, 2019, but not the proceeds from the sale of the Additional Units nor the private placement that closed on April 9, 2019, had been prepared by the Company and previously filed on a Current Report on Form 8-K on March 4, 2019. The Company’s unaudited pro forma balance sheet as of April 9, 2019, reflecting receipt of the proceeds from the sale of the Additional Units and the private placement that closed on the same day is included as Exhibit 99.1 to this Current Report on Form 8-K.

On April 9, 2019, the Company issued a press release announcing the consummation of the sale of the Additional Units, a copy of which is included as Exhibit 99.2 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
99.1	Pro Forma Balance Sheet
99.2	Press Release, dated April 9, 2019

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Acamar Partners Acquisition Corp.

	By:	/s/ Joseba Asier Picaza Ucar
Name: Joseba Asier Picaza Ucar
Title: Chief Financial Officer and Secretary

Dated: April 10, 2019